Exhibit 99 (b)

BALANCE SHEETS
BOK FINANCIAL CORPORATION
(In thousands)
		Period Ended
	June 30,	March 31,	June 30,
	2010	2010	2009
	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$ 834,972	$ 902,575	$ 470,553
Trading securities	62,159	115,641	84,548
Funds sold and resell agreements	17,554	29,410	112,128
Securities:
Available for sale	9,226,720	8,904,395	7,224,673
Investment	353,277	309,910	269,844
Mortgage trading securities	534,641	427,196	222,864
Total securities	10,114,638	9,641,501	7,717,381
Residential mortgage loans held for sale	227,574	178,362	326,363
Loans:
Commercial	6,011,528	6,014,739	6,715,851
Commercial real estate	2,340,909	2,443,848	2,611,693
Residential mortgage	1,834,246	1,797,711	1,833,975
Consumer	696,034	714,926	908,409
Total loans	10,882,717	10,971,224	12,069,928
Less reserve for loan losses	(299,489)	(299,717)	(263,309)
Loans, net of reserve	10,583,228	10,671,507	11,806,619
Premises and equipment, net	277,225	279,152	286,295
Accrued revenue receivable	126,149	107,300	118,718
Goodwill	335,601	335,601	335,829
Intangible assets, net	15,991	17,315	22,009
Mortgage servicing rights, net	98,942	119,066	67,413
Real estate and other repossessed assets	119,908	121,933	75,243
Bankers' acceptances	2,885	2,945	8,260
Derivative contracts	334,576	325,364	462,971
Cash surrender value of bank-owned life insurance	251,857	248,927	241,792
Receivable on unsettled securities trades	-	-	237,200
Other assets	333,469	405,377	394,997
TOTAL ASSETS	$ 23,736,728	$ 23,501,976	$ 22,768,319

LIABILITIES AND EQUITY
Deposits:
Demand	$ 3,735,289	$ 3,599,981	$ 2,825,179
Interest-bearing transaction	8,488,159	8,093,725	7,091,471
Savings	190,964	179,554	166,806
Time	3,673,088	3,654,256	4,571,933
Total deposits	16,087,500	15,527,516	14,655,389
Funds purchased and
repurchase agreements	2,262,475	2,638,263	2,798,274
Other borrowings	1,708,295	1,909,934	2,152,177
Subordinated debentures	398,617	398,578	398,465
Accrued interest, taxes, and expense	91,471	117,179	119,003
Bankers' acceptances	2,885	2,945	8,260
Due on unsettled securities trades	266,470	103,186	-
Derivative contracts	299,851	311,685	445,463
Other liabilities	169,137	159,973	125,126
TOTAL LIABILITIES	21,286,701	21,169,259	20,702,157
Shareholders' equity:
Capital, surplus and retained earnings	2,314,967	2,264,786	2,149,020
Accumulated other comprehensive income (loss)	113,771	47,657	(98,448)
TOTAL SHAREHOLDERS' EQUITY	2,428,738	2,312,443	2,050,572
Non-controlling interest	21,289	20,274	15,590
TOTAL EQUITY	2,450,027	2,332,717	2,066,162
TOTAL LIABILITIES AND EQUITY	$ 23,736,728	$ 23,501,976	$ 22,768,319

AVERAGE BALANCE SHEETS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

ASSETS
Trading securities	$ 58,722	$ 70,979	$ 68,027	$ 64,763	$112,960
Funds sold and resell agreements	22,776	32,363	30,358	67,032	29,277
Securities:
Available for sale	8,892,175	8,884,678	8,583,032	7,782,254	7,242,931
Investment	335,117	256,003	238,479	235,967	271,068
Mortgage trading securities	435,693	366,845	340,456	267,591	365,434
Total securities	9,662,985	9,507,526	9,161,967	8,285,812	7,879,433
Residential mortgage loans held for sale	183,489	137,404	194,760	176,403	286,077
Loans:
Commercial	6,060,642	6,132,889	6,325,580	6,521,438	6,901,057
Commercial real estate	2,359,958	2,492,535	2,538,737	2,621,176	2,684,020
Residential mortgage	1,848,692	1,833,602	1,827,339	1,873,457	1,884,023
Consumer	702,174	728,294	801,040	871,347	933,950
Total loans	10,971,466	11,187,320	11,492,696	11,887,418	12,403,050
Less allowance for loan losses	(312,595)	(309,194)	(298,157)	(281,289)	(273,335)
Total loans, net	10,658,871	10,878,126	11,194,539	11,606,129	12,129,715
Total earning assets	20,586,843	20,626,398	20,649,651	20,200,139	20,437,462
Cash and due from banks	903,555	1,089,971	1,095,087	828,965	638,791
Cash surrender value of bank-owned life insurance	249,914	247,415	245,460	242,715	240,199
Derivative contracts	288,853	300,865	352,143	401,887	493,448
Other assets	1,415,642	1,448,098	1,353,393	1,376,828	1,264,131
TOTAL ASSETS	$ 23,444,807	$ 23,712,747	$ 23,695,734	$ 23,050,534	$23,074,031

LIABILITIES AND EQUITY
Deposits:
Demand	$ 3,660,910	$ 3,485,504	$ 3,666,663	$ 3,392,578	$3,183,338
Interest-bearing transaction	8,287,296	7,963,752	7,734,678	7,162,477	6,854,003
Savings	184,376	170,990	167,572	167,677	167,813
Time	3,701,167	3,772,295	4,002,337	4,404,854	5,123,947
Total deposits	15,833,749	15,392,541	15,571,250	15,127,586	15,329,101
Funds purchased and
repurchase agreements	2,491,084	2,575,286	2,173,476	2,284,985	2,316,990
Other borrowings	1,619,745	2,249,470	2,380,938	2,173,103	1,951,699
Subordinated debentures	398,598	398,559	398,522	398,484	398,456
Derivative contracts	243,089	276,696	318,809	392,277	536,232
Other liabilities	479,813	521,567	605,994	539,129	534,889
TOTAL LIABILITIES	21,066,078	21,414,119	21,448,989	20,915,564	21,067,367
Total equity	2,378,729	2,298,628	2,246,745	2,134,970	2,006,664
TOTAL LIABILITIES AND EQUITY	$ 23,444,807	$ 23,712,747	$ 23,695,734	$ 23,050,534	$23,074,031

STATEMENTS OF EARNINGS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except per share data)
	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

Interest revenue	$ 217,597	$ 230,685	$ 436,967	$ 463,912
Interest expense	35,484	55,105	72,280	118,487
Net interest revenue	182,113	175,580	364,687	345,425
Provision for credit losses	36,040	47,120	78,140	92,160
Net interest revenue after
provision for credit losses	146,073	128,460	286,547	253,265

Other operating revenue
Brokerage and trading revenue	24,754	21,794	45,789	46,493
Transaction card revenue	28,263	27,533	53,950	52,961
Trust fees and commissions	17,737	16,860	34,057	33,370
Deposit service charges and fees	28,797	28,421	55,589	55,826
Mortgage banking revenue	18,335	19,882	33,206	38,380
Bank-owned life insurance	2,908	2,418	5,880	4,735
Margin asset fees	69	68	105	135
Other revenue	7,305	6,124	14,907	12,707
Total fees and commissions	128,168	123,100	243,483	244,607
Gain (loss) on other assets	1,545	973	155	1,116
Gain (loss) on derivatives, net	7,272	(1,037)	6,931	(2,701)
Gain (loss) on securities, net	23,100	6,471	27,624	26,579
Total other-than-temporary impairment losses	(10,959)	(1,263)	(20,667)	(55,631)
Portion of loss recognized in other comprehensive income	(8,313)	279	(13,796)	(39,087)
Net impairment losses recognized in earnings	(2,646)	(1,542)	(6,871)	(16,544)
Total other operating revenue	157,439	127,965	271,322	253,057

Other operating expense
Personnel	97,054	96,191	193,878	188,818
Business promotion	4,945	4,569	8,923	8,997
Professional fees and services	6,668	7,363	13,069	13,875
Net occupancy and equipment	15,691	15,973	31,202	32,231
Insurance	5,596	5,898	12,129	11,536
FDIC special assessment	-	11,773	-	11,773
Data processing and communications	21,940	20,452	42,249	39,758
Printing, postage and supplies	3,525	4,072	6,847	8,643
Net (gains) losses and operating expenses
of repossessed assets	13,067	996	20,287	2,802
Amortization of intangible assets	1,323	1,686	2,647	3,372
Mortgage banking costs	10,380	9,336	19,647	16,803
Change in fair value of mortgage servicing rights	19,458	(7,865)	5,526	(9,820)
Other expense	6,265	5,326	13,240	12,776
Total other operating expense	205,912	175,770	369,644	341,564

Net income before taxes	97,600	80,655	188,225	164,758
Federal and state income taxes	32,042	28,315	62,325	57,153

Net income	65,558	52,340	125,900	107,605
Net income attributable to non-controlling interest	2,036	225	2,245	458

Net income attributable to BOK Financial Corporation	$ 63,522	$ 52,115	$ 123,655	$ 107,147

Average shares outstanding:
Basic	67,605,807	67,344,577	67,599,349	67,330,590
Diluted	67,880,587	67,448,029	67,835,606	67,417,874

Net income per share:
Basic	$ 0.93	$ 0.77	$ 1.82	$ 1.59
Diluted	$ 0.93	$ 0.77	$ 1.81	$ 1.58

FINANCIAL HIGHLIGHTS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and share data)
			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Capital:
Period-end shareholders' equity	$ 2,428,738	$ 2,312,443	$ 2,205,813	$ 2,185,013	$2,050,572
Risk weighted assets	$ 16,611,662	$ 16,787,566	$ 17,275,808	$ 17,515,147	$18,338,540
Risk-based capital ratios:
Tier 1	11.90%	11.45%	10.86%	10.56%	9.86%
Total capital	15.38%	15.09%	14.43%	14.10%	13.34%
Leverage ratio	8.57%	8.25%	8.05%	8.16%	7.97%
Tangible common equity ratio (A)	8.88%	8.46%	7.99%	7.78%	7.55%
Tier 1 common equity ratio (B)	11.77%	11.33%	10.75%	10.45%	9.77%

Common stock:
Book value per share	$ 35.67	$ 33.99	$ 32.53	$ 32.27	$30.30

Market value per share:
High	$ 55.60	$ 53.11	$ 47.91	$ 48.10	$43.02
Low	$ 47.45	$ 45.43	$ 41.87	$ 34.81	$34.46

Cash dividends paid	$ 16,834	$ 16,304	$ 16,201	$ 16,280	$16,184
Dividend payout ratio	26.50%	27.11%	37.88%	32.14%	31.05%
Shares outstanding, net	68,080,797	68,042,918	67,802,807	67,707,547	67,674,442
Stock buy-back program:
Shares repurchased	-	-	-	-	-
Amount	$ -	$ -	$ -	$ -	$-
Average price per share	$ -	$ -	$ -	$ -	$-

Performance ratios (quarter annualized):
Return on average assets	1.09%	1.03%	0.72%	0.87%	0.91%
Return on average equity	10.71%	10.61%	7.55%	9.41%	10.42%
Net interest margin	3.63%	3.68%	3.64%	3.63%	3.55%
Efficiency ratio	59.56%	59.11%	60.02%	58.09%	61.02%

Other data:
Gain (loss) on economic hedge of mortgage servicing rights	$ 22,431	$ (211)	$ (4,440)	$ 3,560	$(10,199)
Trust assets	$ 29,825,608	$ 30,739,254	$ 30,385,365	$ 29,945,585	$29,288,041
Mortgage servicing portfolio	$ 11,057,385	$ 10,895,182	$ 6,603,132	$ 6,339,764	$6,082,501
Mortgage loan fundings during the quarter	$ 540,741	$ 382,028	$ 560,254	$ 536,173	$1,023,272
Mortgage loan refinances to total fundings	34.00%	55.00%	47.00%	49.00%	71.00%
Tax equivalent adjustment	$ 2,327	$ 2,416	$ 2,196	$ 1,982	$1,791
Unrealized gain (loss) on available for sale securities	$ 215,438	$ 107,754	$ 13,226	$ 30,898	$(128,492)

(A) Tangible common equity ratio is a non-GAAP measure.
Reconciliation to a GAAP financial measure follows:
Total shareholders' equity	$ 2,428,738	$ 2,312,443	$ 2,205,813	$ 2,185,013	$2,050,572
Less: intangible assets, net	(351,592)	(352,916)	(354,239)	(356,152)	(357,838)
Tangible common equity	$ 2,077,146	$ 1,959,527	$ 1,851,574	$ 1,828,861	$1,692,734

Total assets	$ 23,736,728	$ 23,501,976	$ 23,516,831	$ 23,876,841	$22,768,319
Less: intangible assets, net	(351,592)	(352,916)	(354,239)	(356,152)	(357,838)
	$ 23,385,136	$ 23,149,060	$ 23,162,592	$ 23,520,689	$22,410,481

Tangible common equity ratio	8.88%	8.46%	7.99%	7.78%	7.55%

(B) Tier 1 common equity ratio is a non-GAAP measure.
Reconciliation to a GAAP financial measure follows:
Tier 1 capital	$ 1,976,588	$ 1,922,783	$ 1,876,778	$ 1,849,254	$1,807,705
Less: non-controlling interest	(21,289)	(20,274)	(19,561)	(18,981)	(15,590)
Tier 1 common equity	$ 1,955,299	$ 1,902,509	$ 1,857,217	$ 1,830,273	$1,792,115

Risk weighted assets	$ 16,611,662	$ 16,787,566	$ 17,275,808	$ 17,515,147	$18,338,540

Tier 1 common equity ratio	11.77%	11.33%	10.75%	10.45%	9.77%

QUARTERLY EARNINGS TRENDS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)
			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Interest revenue	$ 217,597	$ 219,370	$ 224,411	$ 226,246	$230,685
Interest expense	35,484	36,796	39,933	45,785	55,105
Net interest revenue	182,113	182,574	184,478	180,461	175,580
Provision for credit losses	36,040	42,100	48,620	55,120	47,120
Net interest revenue after
provision for credit losses	146,073	140,474	135,858	125,341	128,460

Other operating revenue
Brokerage and trading revenue	24,754	21,035	20,240	24,944	21,794
Transaction card revenue	28,263	25,687	26,292	26,264	27,533
Trust fees and commissions	17,737	16,320	16,492	16,315	16,860
Deposit service charges and fees	28,797	26,792	29,501	30,464	28,421
Mortgage banking revenue	18,335	14,871	13,403	13,197	19,882
Bank-owned life insurance	2,908	2,972	2,870	2,634	2,418
Margin asset fees	69	36	50	51	68
Other revenue	7,305	7,602	7,101	6,087	6,124
Total fees and commissions	128,168	115,315	115,949	119,956	123,100
Gain (loss) on other assets	1,545	(1,390)	(205)	3,223	973
Gain (loss) on derivatives, net	7,272	(341)	(370)	(294)	(1,037)
Gain (loss) on securities, net	23,100	4,524	7,277	12,266	6,471
Total other-than-temporary impairment losses	(10,959)	(9,708)	(67,390)	(6,133)	(1,263)
Portion of loss recognized in other comprehensive income	(8,313)	(5,483)	(52,902)	(2,752)	279
Net impairment losses recognized in earnings	(2,646)	(4,225)	(14,488)	(3,381)	(1,542)
Total other operating revenue	157,439	113,883	108,163	131,770	127,965

Other operating expense
Personnel	97,054	96,824	93,687	98,012	96,191
Business promotion	4,945	3,978	5,758	4,827	4,569
Professional fees and services	6,668	6,401	8,813	7,555	7,363
Net occupancy and equipment	15,691	15,511	17,600	15,884	15,973
Insurance	5,596	6,533	6,412	6,092	5,898
FDIC special assessment	-	-	-	-	11,773
Data processing and communications	21,940	20,309	21,121	20,413	20,452
Printing, postage and supplies	3,525	3,322	3,601	3,716	4,072
Net (gains) losses and operating expenses
of repossessed assets	13,067	7,220	5,101	3,497	996
Amortization of intangible assets	1,323	1,324	1,912	1,686	1,686
Mortgage banking costs	10,380	9,267	11,436	8,065	9,336
Change in fair value of mortgage servicing rights	19,458	(13,932)	(5,285)	2,981	(7,865)
Other expense	6,265	6,975	6,281	6,004	5,326
Total other operating expense	205,912	163,732	176,437	178,732	175,770

Net income before taxes	97,600	90,625	67,584	78,379	80,655
Federal and state income taxes	32,042	30,283	24,780	24,772	28,315

Net income	65,558	60,342	42,804	53,607	52,340
Net income attributable to non-controlling interest	2,036	209	33	2,947	225

Net income attributable to BOK Financial Corporation	$ 63,522	$ 60,133	$ 42,771	$ 50,660	$52,115

Average shares outstanding:
Basic	67,605,807	67,592,315	67,446,326	67,392,059	67,344,577
Diluted	67,880,587	67,790,049	67,600,344	67,513,700	67,448,029

Net income per share:
Basic	$ 0.93	$ 0.88	$ 0.63	$ 0.75	$0.77
Diluted	$ 0.93	$ 0.88	$ 0.63	$ 0.75	$0.77

LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Oklahoma:
Commercial	$ 2,704,460	$ 2,616,086	$ 2,649,252	$ 2,738,217	$2,918,478
Commercial real estate	784,549	787,543	820,578	815,362	855,742
Residential mortgage	1,257,497	1,235,788	1,228,822	1,245,917	1,249,104
Consumer	395,274	404,570	451,829	483,369	521,431
Total Oklahoma	5,141,780	5,043,987	5,150,481	5,282,865	5,544,755

Texas:
Commercial	1,902,934	1,935,819	2,017,081	2,075,379	2,182,756
Commercial real estate	731,399	769,682	735,338	734,742	741,199
Residential mortgage	308,496	307,643	313,113	335,797	345,780
Consumer	160,377	160,449	170,062	188,374	196,752
Total Texas	3,103,206	3,173,593	3,235,594	3,334,292	3,466,487

New Mexico:
Commercial	286,555	326,203	341,802	344,910	380,378
Commercial real estate	294,425	298,197	305,061	344,988	313,190
Residential mortgage	87,549	85,629	86,415	88,271	90,944
Consumer	20,542	16,713	17,473	18,176	18,826
Total New Mexico	689,071	726,742	750,751	796,345	803,338

Arkansas:
Commercial	89,376	86,566	103,443	99,559	97,676
Commercial real estate	114,576	129,125	132,436	128,984	133,026
Residential mortgage	15,823	17,071	16,849	19,128	19,015
Consumer	96,189	110,123	124,265	136,461	152,620
Total Arkansas	315,964	342,885	376,993	384,132	402,337

Colorado:
Commercial	484,188	495,916	545,724	569,549	595,858
Commercial real estate	225,758	228,998	239,970	249,879	269,923
Residential mortgage	69,325	68,049	66,504	68,667	58,557
Consumer	18,548	17,991	17,362	18,272	14,097
Total Colorado	797,819	810,954	869,560	906,367	938,435

Arizona:
Commercial	204,326	209,019	199,143	219,330	215,540
Commercial real estate	163,374	202,192	227,249	257,169	262,607
Residential mortgage	78,890	68,015	65,047	57,304	58,265
Consumer	2,971	3,068	3,461	4,826	3,229
Total Arizona	449,561	482,294	494,900	538,629	539,641

Kansas:
Commercial	339,689	345,130	351,395	323,112	325,165
Commercial real estate	26,828	28,111	30,802	29,211	36,006
Residential mortgage	16,666	15,516	16,872	14,740	12,310
Consumer	2,133	2,012	2,350	1,871	1,454
Total Kansas	385,316	390,769	401,419	368,934	374,935

TOTAL BOK FINANCIAL	$ 10,882,717	$ 10,971,224	$ 11,279,698	$ 11,611,564	$12,069,928

DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Oklahoma:
Demand	$ 2,101,994	$ 2,062,084	$ 2,068,908	$ 1,895,980	$1,451,057
Interest-bearing:
Transaction	5,562,287	5,237,983	5,134,902	4,566,058	4,374,089
Savings	102,590	101,708	93,006	93,443	94,048
Time	1,442,525	1,360,756	1,397,240	1,765,980	2,033,312
Total interest-bearing	7,107,402	6,700,447	6,625,148	6,425,481	6,501,449
Total Oklahoma	9,209,396	8,762,531	8,694,056	8,321,461	7,952,506

Texas:
Demand	1,150,495	1,068,656	1,108,401	1,138,794	1,002,266
Interest-bearing:
Transaction	1,674,519	1,675,759	1,748,319	1,716,460	1,660,642
Savings	36,814	37,175	35,129	35,724	33,992
Time	1,003,936	1,043,813	1,100,602	1,007,579	1,035,919
Total interest-bearing	2,715,269	2,756,747	2,884,050	2,759,763	2,730,553
Total Texas	3,865,764	3,825,403	3,992,451	3,898,557	3,732,819

New Mexico:
Demand	223,869	222,685	209,090	216,330	175,033
Interest-bearing:
Transaction	491,708	480,189	444,247	424,528	434,498
Savings	30,231	20,036	17,563	18,039	18,255
Time	476,155	495,243	510,202	511,507	542,388
Total interest-bearing	998,094	995,468	972,012	954,074	995,141
Total New Mexico	1,221,963	1,218,153	1,181,102	1,170,404	1,170,174

Arkansas:
Demand	14,919	17,599	21,526	19,077	17,261
Interest-bearing:
Transaction	108,104	61,398	50,879	85,061	73,972
Savings	1,288	1,266	1,346	1,131	1,031
Time	119,472	105,794	101,839	137,109	162,505
Total interest-bearing	228,864	168,458	154,064	223,301	237,508
Total Arkansas	243,783	186,057	175,590	242,378	254,769

Colorado:
Demand	143,783	136,048	146,929	121,555	113,895
Interest-bearing:
Transaction	441,085	456,508	448,846	477,418	445,521
Savings	18,869	18,118	17,802	18,518	18,144
Time	497,538	509,410	525,844	520,906	579,709
Total interest-bearing	957,492	984,036	992,492	1,016,842	1,043,374
Total Colorado	1,101,275	1,120,084	1,139,421	1,138,397	1,157,269

Arizona:
Demand	71,711	61,183	68,651	54,046	55,975
Interest-bearing:
Transaction	94,033	81,851	81,909	95,242	89,842
Savings	1,062	1,105	958	971	1,282
Time	63,643	64,592	60,768	56,809	59,775
Total interest-bearing	158,738	147,548	143,635	153,022	150,899
Total Arizona	230,449	208,731	212,286	207,068	206,874

Kansas / Missouri:
Demand	28,518	31,726	30,339	16,406	9,692
Interest-bearing:
Transaction	116,423	100,037	21,337	15,682	12,907
Savings	110	146	148	70	54
Time	69,819	74,648	71,498	84,923	158,325
Total interest-bearing	186,352	174,831	92,983	100,675	171,286
Total Kansas / Missouri	214,870	206,557	123,322	117,081	180,978

TOTAL BOK FINANCIAL	$ 16,087,500	$ 15,527,516	$ 15,518,228	$ 15,095,346	$14,655,389

NET INTEREST MARGIN TREND - UNAUDITED
BOK FINANCIAL CORPORATION
			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
TAX-EQUIVALENT ASSETS YIELDS
Trading securities	4.51%	4.53%	5.41%	4.72%	3.49%
Funds sold and resell agreements	0.14%	0.10%	0.21%	0.11%	0.19%
Securities:
Taxable	3.56%	3.73%	3.83%	4.18%	4.50%
Tax-exempt	4.89%	5.28%	5.16%	5.03%	5.69%
Total securities	3.60%	3.78%	3.87%	4.21%	4.54%
Residential mortgage loans held for sale	4.76%	5.16%	4.71%	4.94%	4.51%
Loans	4.83%	4.81%	4.74%	4.67%	4.64%
Less reserve for loan losses	-	-	-	-	-
Loans, net of reserve	4.97%	4.95%	4.86%	4.78%	4.75%
Total tax-equivalent yield on earning assets	4.33%	4.41%	4.42%	4.54%	4.65%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest-bearing transaction	0.49%	0.52%	0.57%	0.65%	0.78%
Savings	0.40%	0.42%	0.47%	0.48%	0.25%
Time	1.74%	1.86%	1.95%	2.20%	2.48%
Total interest-bearing deposits	0.87%	0.94%	1.03%	1.23%	1.49%
Funds purchased and repurchase agreements	0.36%	0.32%	0.30%	0.32%	0.35%
Other borrowings	0.35%	0.29%	0.29%	0.38%	0.49%
Subordinated debt	5.57%	5.66%	5.52%	5.53%	5.67%
Total cost of interest-bearing liabilities	0.85%	0.87%	0.94%	1.09%	1.31%
Tax-equivalent net interest revenue spread	3.48%	3.54%	3.48%	3.45%	3.34%
Effect of noninterest-bearing funding sources and other	0.15%	0.14%	0.16%	0.18%	0.21%
Tax-equivalent net interest margin	3.63%	3.68%	3.64%	3.63%	3.55%

CREDIT QUALITY INDICATORS
BOK FINANCIAL CORPORATION
(In thousands, except ratios)			Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009

Nonperforming assets:
Nonaccruing loans (B):
Commercial	$ 82,775	$ 84,491	$ 101,384	$ 128,266	$126,510
Commercial real estate	193,698	219,639	204,924	212,418	189,586
Residential mortgage	40,033	36,281	29,989	38,220	35,860
Consumer	3,188	3,164	3,058	3,897	1,037
Total nonaccruing loans	$ 319,694	$ 343,575	$ 339,355	$ 382,801	$352,993
Renegotiated loans (A)	21,327	17,763	15,906	17,426	17,479
Real estate and other repossessed assets	119,908	121,933	129,034	89,507	75,243
Total nonperforming assets	$ 460,929	$ 483,271	$ 484,295	$ 489,734	$445,715

Nonaccruing loans by principal market (B):
Oklahoma	$ 93,898	$ 102,231	$ 83,176	$ 112,610	$108,490
Texas	49,695	58,067	66,892	65,911	51,582
New Mexico	26,956	23,021	26,693	35,541	29,640
Arkansas	10,933	14,652	13,820	5,911	3,888
Colorado	66,040	66,883	60,082	50,432	45,794
Arizona	72,111	78,656	84,559	108,161	106,076
Kansas	61	65	4,133	4,235	7,523
Total nonaccruing loans	$ 319,694	$ 343,575	$ 339,355	$ 382,801	$352,993

Nonaccruing loans by loan portfolio sector (B):
Commercial:
Energy	$ 26,259	$ 17,182	$ 22,692	$ 48,992	$53,842
Manufacturing	3,237	4,834	15,765	17,429	16,975
Wholesale / retail	5,561	6,629	12,057	7,623	10,983
Agriculture	58	65	65	98	105
Services	31,062	35,535	30,926	30,094	24,713
Healthcare	8,568	10,538	13,103	13,758	14,222
Other	8,030	9,708	6,776	10,272	5,670
Total commercial	82,775	84,491	101,384	128,266	126,510
Commercial real estate:
Land development and construction	132,686	140,508	109,779	113,868	97,425
Retail	4,967	14,843	26,236	22,254	17,474
Office	24,764	26,660	25,861	31,406	27,685
Multifamily	7,253	15,725	26,540	28,223	27,827
Industrial	4,223	-	279	527	527
Other commercial real estate	19,805	21,903	16,229	16,140	18,648
Total commercial real estate	193,698	219,639	204,924	212,418	189,586
Residential mortgage:
Permanent mortgage	37,978	34,134	28,314	36,431	34,149
Home equity	2,055	2,147	1,675	1,789	1,711
Total residential mortgage	40,033	36,281	29,989	38,220	35,860
Consumer	3,188	3,164	3,058	3,897	1,037
Total nonaccruing loans	$ 319,694	$ 343,575	$ 339,355	$ 382,801	$352,993

Performing loans 90 days past due	$ 12,474	$ 12,915	$ 10,308	$ 24,238	$32,479

Gross charge-offs	$ 38,168	$ 40,328	$ 37,974	$ 38,581	$37,409
Recoveries	2,614	5,850	2,950	2,594	2,472
Net charge-offs	$ 35,554	$ 34,478	$ 35,024	$ 35,987	$34,937

Provision for credit losses	$ 36,040	$ 42,100	$ 48,620	$ 55,120	$47,120

Reserve for loan losses to period end loans	2.75%	2.73%	2.59%	2.42%	2.18%
Combined reserves for credit losses to period end loans	2.89%	2.86%	2.72%	2.52%	2.27%
Nonperforming assets to period end loans
and repossessed assets	4.19%	4.36%	4.24%	4.19%	3.67%
Net charge-offs (annualized) to average loans	1.30%	1.23%	1.22%	1.21%	1.13%
Reserve for loan losses to nonaccruing loans	93.68%	87.23%	86.07%	73.38%	74.59%
Combined reserves for credit losses to nonaccruing loans	98.40%	91.42%	90.31%	76.51%	77.55%

(A) includes residential mortgage loans guaranteed by	$ 17,598	$ 14,083	$ 12,799	$ 11,234	$11,079
agencies of the U.S. government. These loans
have been modified to extend payment terms and/or
reduce interest rates to current market.
(B) includes loans subject to First United Bank sellers escrow	$ -	$ 4,281	$ 4,311	$ 4,173	$8,305